UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018 (February 12, 2018)

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CHINA LONGYI GROUP INTERNATIONAL HOLDINGS LIMITED
(Exact name of Company as specified in its charter)

New York	000-30183	13-3874771
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8/F East Area
Century Golden Resources Business Center
69 Banjing Road
Haidian District Beijing
People’s Republic of China, 100089
(Address of principal executive offices) (Zip Code)
(86)-10-884-52568
Company’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Resignation of Previous Independent Registered Public Accounting Firm.

(i)

On February 12, 2018, ZH CPA LLP (“ZH”) notified China Longyi Group International Holdings Limited (the “Company”) that it resigned from its position as the Company’s independent registered public accounting firm, effectively immediately. The resignation of ZH was not recommended by the Company’s board of directors nor was the board of directors’ approval required.

	(ii)	ZH was engaged as the Company’s independent registered public accounting firm on January 10, 2018 and has not issued any auditor’s report to the Company.

(ii)

From the engagement of ZH on January 10, 2018 through February 12, 2018, there were (1) no disagreements with ZH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ZH, would have caused ZH to make reference to the subject matter of the disagreements in connection with its report, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(v)

On February 13, 2018 the Company provided ZH with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

16.1	Letter of ZH CPA LLP, dated February 15, 2018 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Longyi Group International Holdings Limited

Dated: February 15, 2018	By:	/s/ Jie Chen
Jie Chen, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of ZH CPA LLP, dated February 15, 2018 to the U.S. Securities and Exchange Commission.